UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2011

TREATY ENERGY CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	000-28015	86-0884116
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

201 St. Charles Ave., Suite 2558
New Orleans, LA	70170
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (504) 599-5684

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 4, 2011, Treaty Energy Corporation (“Treaty” or the “Company”) entered into an agreement to purchase the Mack H. Wooldridge Lease and Eula E. Wooldridge Lease, both located in Shackelford County, Texas. The seller of the leases is Search Energy of Eastland, Texas. In addition to the leases, the Company is also acquiring the operating rights for the leases and certain oilfield equipment.

The purchase price for the leases is $160,000. Treaty has paid the sellers the first installment of $10,000.

The purchase is scheduled to close on or before November 30, 2011.

ITEM 9.01 EXHIBITS

Exhibit No.	Title
10.1	Lease & Asset Purchase Agreement
10.2	Press Release

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TREATY ENERGY CORPORATION

Date: August 31, 2011	By:	/s/ Michael A. Mulshine
Michael A. Mulshine
Assistant Secretary

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